UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2005

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)

Laws of the United States	033-99442-01	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

302/594-4000

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Excess Spread Analysis

99.2	Series 2000-1 Monthly Servicing Certificate – April 30, 2005

99.3	Monthly Series 2000-1 Certificateholder’s Statement – April 30, 2005

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST

By:	/s/ Patricia Garvey
Name:	Patricia Garvey
Title:	Vice President

Date: May 16, 2005